SCUDDER
                                                                     INVESTMENTS



Supplement to the currently effective prospectus and all currently effective supplements thereto for the following fund:

Scudder Worldwide 2004 Fund

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Effective March 31, 2003, the following replaces "The portfolio managers"
sub-section of the "Who Manages and Oversees the Funds" section:

The following people handle the day-to-day management of the fund:


Alex Tedder                                 Marc Slendebroek
Managing Director of Deutsche Asset         Director of Deutsche Asset
Management and Co-Manager of the fund.      Management and Co-Manager of the
 o Joined Deutsche Asset Management in      fund.
   1994 and the fund in 2002.                o Joined Deutsche Asset Management
 o Previously managed European                 in 1994 and the fund in 1999.
   equities and responsible for              o Previously responsible for the
   insurance sector with 4 years of            Dutch equity research product
   experience at Schroder Investment           with Kleinwort Benson Securities
   Management.                                 and equity analyst with Enskilda
 o Head of International Select Equity         Securities in London.
   strategy; portfolio manager and           o MA, University of Leiden
   analyst for Core EAFE strategy:             (Netherlands).
   London.
 o MA, Freiburg University.

Clare Gray
CFA, Director of Deutsche Asset
Management and Co-Manager of the fund.
 o Joined Deutsche Asset Management in
   1993 and the fund in 2002.
 o Portfolio manager with primary
   focus on European markets and
   senior  analyst covering global
   telecommunications and pulp and
   paper.
 o Over 10 years of investment
   industry experience.









               Please Retain This Supplement for Future Reference





March 31, 2003